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                                                                     Exhibit 4


                              INCORPORATED UNDER THE
                            LAWS OF THE STATE OF MAINE


NUMBER                                                                  SHARES


                          MAINE & MARITIMES CORPORATION

                      This corporation is authorized to issue
                         5,000,000 shares of Common Stock.


    THIS CERTIFIES THAT     [SPECIMEN]    is the owner of

_______________________________ Shares of the Common Capital Stock of

                          MAINE & MARITIMES CORPORATION

[SEAL] transferable only on the Books of the Corporation by the holder hereof in person or by duly authorized Attorney on Surrender of this Certificate properly endorsed.

                 IN WITNESS WHEREOF the duly authorized officers of this Corporation have hereunto subscribed their names and caused the Corporate Seal to be hereto affixed.

                 at _____________ this _______________ day of ________________

                 A.D. 20_____



                          SHARES       $7.00        EACH
                                     PAR VALUE


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                                    CERTIFICATE

                                        FOR




                                       SHARES

                                       OF THE

                                    COMMON STOCK


                                  MAINE & MARITIMES
                                     CORPORATION


                                      ISSUED TO


                                      [SPECIMEN]


                                        DATED


FOR VALUE RECEIVED ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO ____________

______________________________________________________________________ SHARES

OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY

IRREVOCABLY CONSTITUTE AND APPOINT ___________________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ____________________, 20____.

          IN PRESENCE OF

__________________________________


NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.